Supplement Dated March 14, 2019 to your Prospectus Dated June 28, 2019

Reorganization

The Board of Trustees of the Oppenheimer Account Funds has approved, pursuant to an Agreement and Plan of Reorganization (“Reorganization”), the transfer of assets and liability of each Oppenheimer VA Fund (each a “Merging Fund” and collectively, the “Merging Funds”) to a corresponding, newly formed series (each an “Acquiring Fund” and collectively, the “Acquiring Funds”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (see table below). Although each Acquiring Fund will be managed by Invesco Advisers, Inc., a different investment adviser, each Acquiring Fund has the same investment objectives and substantially similar principal investment strategies and risks as the corresponding Oppenheimer VA Fund. Shareholders will vote on the proposed Reorganization at a meeting scheduled on April 12, 2019. If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, shares of the Merging Fund will be exchanged for Acquiring Fund shares of equal value. Outstanding shares of the Oppenheimer VA Funds will be terminated. The Reorganization is scheduled to take place at the close of business on or about May 24, 2019.

Merging Funds	Acquiring Funds
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation
Oppenheimer Main Street Small Cap Fund/VA	Invesco Oppenheimer V.I. Main Street Small Cap Fund
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Main Street Fund/VA	Invesco Oppenheimer V.I. Main Street Fund

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Accounts, including program trades, as of the close of business on May 22, 2019.

As a result of the reorganization, as of the close of business on May 22, 2019:

(i)	if any of your Contract Value is currently invested in one of the Merging Fund Sub-Accounts, that Contract Value will be merged into the corresponding Acquiring Fund Sub-Account;

(ii)
unless you director us otherwise, if any any portion of your future Premium Payments is allocated to one of the Merging Fund Sub-Accounts, those future payments will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iii)	any transaction that includes an allocation to one of the Merging Fund Sub-Accounts will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iv)
unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to one of the Merging Fund Sub-Accounts, your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account;

(v)	all references and information contained in the prospectus for your Contract related to any of the Merging Funds are deleted and replaced with the corresponding Acquiring Fund.

Funds Available as Investment Options to your Contract

Effective May 27, 2019, the Acquiring Funds are available as investment options to your Contract.

This supplement should be retained with the prospectus for future reference.

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